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                                                                    EXHIBIT 23.3

               [NETHERLAND, SEWELL & ASSOCIATES, INC. LETTERHEAD]


                CONSENT OF NETHERLAND, SEWELL & ASSOCIATES, INC.


     We hereby consent to the incorporation by reference of our Firm's name in the Annual Report on Form 10-K of Seagull Energy Corporation and subsidiaries for the year ended December 31, 1998, into the Registration Statement on Form S-8 of Ocean Energy, Inc. (formerly known as Seagull Energy Corporation) to which this consent is an exhibit.


                                        NETHERLAND, SEWELL & ASSOCIATES, INC.


                                        By: /s/ DANNY D. SIMMONS
                                           ----------------------------------
                                           Danny D. Simmons
                                           Senior Vice President


Houston, Texas
May 10, 1999